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                                                                   EXHIBIT 10.24

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                             PARADIGM GENETICS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 20, 2001

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                             PARADIGM GENETICS, INC.
                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of December , 2001, and is entered into by and among Paradigm Genetics, Inc., a Delaware corporation (the "Company"), and PE Corporation (NY), a New York corporation, acting through its Celera Genomics Group ("Shareholder").

                                    RECITALS
                                    --------

     WHEREAS, on the date hereof the Shareholder has agreed to acquire 422,459 shares (the "Common Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Stock Purchase Agreement, dated as of December 3, 2001 (the "Purchase Agreement") for consideration including the sale to the Company of the plant genotyping business of the Shareholder (the "Business").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I.

                 GENERAL PROVISIONS; DEFINITIONS; INTERPRETATION

          Section 1.01 Definitions. As used in this Agreement, the following
                       -----------
terms have the meanings indicated below or in the referenced sections of this
Agreement:

          (a) "Common Shares." As defined in the recitals.

          (b) "Common Stock." As defined in the recitals.

          (c) "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (d) "Holder." The Shareholder and each Person to whom Registrable Securities have been duly assigned in accordance with the terms of this Agreement.

          (e) "NASD." The National Association of Securities Dealers, Inc.

          (f) "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

          (g) "Registrable Securities." Common Shares held by a Holder.

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          (h) "Registration Expenses." As defined in Section 4.01 hereof.

          (i) "SEC." The United States Securities and Exchange Commission.

          (j) "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

                                  ARTICLE II.

                               SHELF REGISTRATION

          Section 2.01 Shelf Registration. As soon as reasonably practicable
                       ------------------
after the date hereof, the Company agrees to file with the SEC a shelf registration statement on Form S-3 (together with all amendments thereto, the "Registration Statement"), with respect to the registration under the Securities
 ----------------------
Act for resale of the Registrable Securities. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable. The Company will use its reasonable best efforts to keep the Registration Statement continuously effective until the earliest of (a) the date when all of the Registrable Securities covered thereby have been sold thereunder or pursuant to Rule 144 (including but not limited to sales pursuant to Rule 144(k))under the Securities Act; (b) the date on which the Holders owning a majority of the Registrable Securities agree to the withdrawal of the Registration Statement; or (c) the first date on which all of the shares of Registrable Securities covered thereby could, in the written opinion of counsel for the Company, be sold either (i) pursuant to Rule 144(k) under the Securities Act or any successor thereto or
(ii) in any three month period pursuant to Rule 144 under the Securities Act or any successor rule thereto (the "Shelf Registration Period"). The Company further agrees to supplement or make amendments to the Registration Statement, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Registration Statement.

                                  ARTICLE III.

                             REGISTRATION PROCEDURES

          Section 3.01 Obligations of the Company. The Company shall use its
                       --------------------------
best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as practicable:

          (a) prepare and file with the SEC the Registration Statement and use commercially reasonable efforts to cause the Registration Statement to become effective. At least five (5) business days before filing the Registration Statement or prospectus or at least three (3) business days before filing any amendments or supplements thereto, the Company will furnish to the counsel for the Shareholder copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

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          (b) immediately notify the Holders of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

          (c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the corresponding prospectus necessary to keep the Registration Statement effective for the Shelf Registration Period; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the Holder's intended methods of disposition as set forth in the Registration Statement;

          (d) furnish to each Holder such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as such Holder may reasonably request to facilitate the disposition of such Holder's Registrable Securities;

          (e) use its reasonable best efforts to register or qualify the Registrable Securities under such securities or blue sky laws of jurisdictions in the United States of America as any Holder reasonably requests and do any and all other reasonable acts and things that may be necessary or advisable to enable a Holder to consummate the disposition of the Holder's Registrable Securities in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or where such qualification would subject it to taxation or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject;

          (f) notify each Holder, at any time when a prospectus is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and, except as permitted pursuant to Section 3.05 hereof, prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

          (g) use its best efforts to cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or cause all registered Registrable Securities to be authorized for trading on NASDAQ, as the case may be;

          (h) cooperate with each Holder to facilitate the timely preparation and delivery of certificates (if such Holder then holds physical certificates representing Registrable Securities), not bearing any restrictive legends and in such denominations and registered

                                       -3-

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     in such names as each Holder may request, representing Registrable
     Securities to be sold pursuant to the Registration Statement or Rule 144;
     and

          (i) take all other steps reasonably necessary to effect the registration and resale of the Registrable Securities contemplated hereby in accordance with the terms of this Agreement.

     Section 3.02 Holder Information. The Company may require each Holder to
                  ------------------
furnish to the Company information regarding each such Holder and the distribution of the securities subject to the registration, and such Holders shall furnish all such information reasonably requested by the Company. If the Registration Statement or prospectus contained therein, including any amendment or supplement thereto (the "Prospectus"), refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall promptly notify the Company if any fact occurs with respect to the information furnished by the Holder to the Company, or any information approved by such Holder or its authorized representative for inclusion in the Registration Statement, Prospectus or any prospectus supplement, regarding such Holder and the distribution of the securities subject to registration owned by such Holder which results in the Registration Statement or the Prospectus containing an untrue statement of material fact with respect to such information or omitting to state a material fact with respect to such information required to be stated therein or necessary to make the statements therein with respect to such information not misleading and shall provide to the Company such information as shall be necessary to enable the Company to prepare a supplement or post-effective amendment to such Registration Statement or Prospectus or any document incorporated therein by reference or file any other document required so that the Registration Statement or Prospectus will not contain an untrue statement of a material fact with respect to such information or omit to state a material fact with respect to such information required to be stated therein.

     Section 3.03 Notice to Discontinue. Each Holder agrees by acquisition of
                  ---------------------
such securities that, upon receipt of any notice from the Company of any event of the kind described in Section 3.01(f), each Holder will discontinue disposition of Registrable Securities until such Holder receives copies of the supplemented or amended prospectus contemplated by Section 3.01(f). In addition, if the Company requests, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

     Section 3.04 Holder Obligations. Each Holder covenants and agrees to (i)
                  ------------------
comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the SEC, and to furnish to the Company information about sales made in such public offering and (ii) at the end of the Shelf Registration Period discontinue sales of shares pursuant to the Registration Statement and advise the Company of the number of Registrable Securities remaining unsold.

     Section 3.05 Blackout Period. If (i) there is material non-public
                  ---------------
information regarding the Company which the Company's Board of Directors (the "Board") reasonably

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determines not to be in the Company's best interest to disclose at such time, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose at such time and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of the Registration Statement and suspend the sale of Registrable Securities under the Registration Statement for a period not to exceed thirty (30) consecutive days (a "Blackout Period"), provided that the Company may not suspend such obligations under this Section 3.05 for more than forty-five (45) days in the aggregate during any twelve (12) month period; and provided, further, that no such suspension shall be permitted for consecutive thirty (30) day periods, arising out of the same set of facts, circumstances or transactions.

                                  ARTICLE IV.

                              REGISTRATION EXPENSES

          Section 4.01 Generally. All Registration Expenses incident to the
                       ---------
Company's performance of or compliance with this Agreement shall be paid by the Company. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws, printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company; reasonable fees and disbursements of the Company's independent certified public accountants (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); and applicable stock exchange and NASD registration and filing fees. The term "Registration Expenses" does not include any discounts or commissions to any broker attributable to the sale of Registrable Securities or any fees (including but not limited to attorney fees) or expenses incurred by any Holder in connection with this Agreement.

                                   ARTICLE V.

                                 INDEMNIFICATION

          Section 5.01 Indemnification by Company. To the fullest extent
                       --------------------------
permitted by law, the Company agrees to indemnify each Holder, its affiliates, and their officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls each Holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by (i) any violation by the Company of its obligations arising in connection herewith under the Securities Act, the Exchange Act, any state securities or blue sky laws or any rule or regulation thereunder, or (ii) any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or

                                       -5-

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necessary to make the statements therein not misleading in light of the circumstances under which such statements were made; except to the extent the untrue or allegedly untrue statement or omission or alleged omission resulted from information that such Holder furnished in writing to the Company expressly for use therein or relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was approved by such Holder or its authorized representative for use in the Registration Statement, Prospectus or any prospectus supplement; and provided, that with respect to any amended or supplemented Prospectus, the foregoing agreement to indemnify shall not apply or inure to the benefit of any Holder from whom the Person asserting any loss, claim, damage, liability or expense purchased Registrable Securities, or any person controlling such Holder, if copies of an amended or supplemented Prospectus were delivered in a timely manner to the Holder pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Holder to such Person, if required by law so to have been delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          Section 5.02 Indemnification by Holders. In connection with any
                       --------------------------
registration statement filed by the Company pursuant to this Agreement, each Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such registration statement or prospectus included therein and each Holder agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but (i) only to the extent that the untrue or allegedly untrue statement or omission or alleged omission is contained in or omitted from any information or affidavit such Holder furnished in writing to the Company expressly for use therein or relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was approved by such Holder or its authorized representative for use in the Registration Statement, Prospectus or any prospectus supplement, and (ii) only in an amount not exceeding the net proceeds received by such Holder with respect to securities sold pursuant to such registration statement.

          Section 5.03 Indemnification Proceedings. Any Person entitled to
                       ---------------------------
indemnification under this Agreement will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless the indemnified party shall have been advised by counsel that a conflict of interest is likely to exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party (in which event, the indemnifying party shall not be responsible for the fees and expenses of any separate counsel employed by the indemnified party). If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to

                                       -6-

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entry of any judgment or will enter into any settlement (a) that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation or (b) that contains any admission of guilt on the part of any indemnified party. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel in each applicable jurisdiction for all parties indemnified by the indemnifying party with respect to the claim, unless the indemnified party shall have been advised by counsel that a conflict of interest is likely to exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

          Section 5.04 Contribution. If the indemnification provided for in
                       ------------
Section 5.01 or 5.02 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and each Holder in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and each Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by a Holder and the parties' relative intent, knowledge, and opportunity to correct the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact.

     The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 5.04 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no Holder shall be required to contribute any amount in excess of the lesser of (i) the net proceeds of the offering (before deducting expenses, if any) received by such Holder less the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) the proportion of the total losses, claims, damages, liabilities or expenses indemnified against equal to the proportion of the total amount of securities sold under such registration statement sold by such participating Holder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          Section 5.05 Miscellaneous. The amount paid or payable by an
                       -------------
indemnified party as a result of the losses, claims, damages and liabilities referred to in this Article V will be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnification and contribution provided for in this Article V will remain in full force and effect regardless of any investigation made by or on behalf

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

of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

                                   ARTICLE VI.

                                    RULE 144

          Section 6.01 Rule 144. The Company covenants that it will file the
                       --------
reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as each Holder reasonably may request, all to the extent required from time to time, to enable each Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with Rule 144's or any successor rules' requirements. The Company also covenants that in such event it will provide all such information and it will take such further action as such Holder reasonably may request to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144 under the Securities Act or any successor rule requirements.

                                  ARTICLE VII.

                                  MISCELLANEOUS

          Section 7.01 Recapitalizations, Exchanges, etc. The provisions of this
                       ---------------------------------
Agreement shall apply to the full extent set forth herein with respect to (a) the Common Shares held by each Holder, (b) any and all shares of capital stock of the Company into which Common Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company, and (c) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such Common Shares. The provisions of this Agreement shall be deemed appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. If requested by a Holder, the Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with such Holder on terms substantially the same as this Agreement as a condition of any such transaction, provided that the absence of such new agreement shall not alter in any respect the obligations of the successor or assign under this Agreement by virtue of the operation of
Section 7.02 below.

          Section 7.02 Benefit of Parties; Assignment. All of the terms and
                       ------------------------------
provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors including any successor to the Company or its business (whether by way of sale, merger or otherwise) and permitted assigns. Assigns of a Holder shall be considered "permitted assigns" and therefore Holders under this Agreement only if Registrable Securities hereunder have been assigned, in whole or in part, upon notice to the Company, by a Holder to such assign (i) in whose hands such Registrable Securities are not transferable pursuant to Section 4(1) of the Securities Act,
(ii) who has agreed in writing to be bound by the terms of this Agreement, and
(iii) a copy of whose agreement to be bound by this Agreement and the name and address of such assignee have been furnished to the Company within a reasonable time after such assignment.

          Section 7.03 Cooperation. The parties agree that after execution of
                       -----------
this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

          Section 7.04 No Agency. The relationship among the parties to this
                       ---------
Agreement shall be strictly contractual in nature and, except as required by or implicit in law, there shall not be any agency or fiduciary relationship among them arising out of this Agreement. No party to this Agreement shall identify itself as or hold itself out to be the agent of any other party to this Agreement or an affiliate of any such other party.

          Section 7.05 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF DELAWARE WITHOUT CONSIDERATION OF PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS.

          Section 7.06 Specific Performance; Remedies. Each of the parties
                       ------------------------------
agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and reasonable attorneys' fees in addition to any other available remedy at law or in equity. All rights and remedies specified herein are in addition to, and not in substitution of, all rights and remedies available at law or in equity.

          Section 7.07 Notices. All notices, requests, demands or other
                       -------
communications made pursuant to this Agreement shall be in writing in the English language and shall be deemed to have been duly given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (postage prepaid, return receipt requested), upon the earlier of actual delivery or three (3) business days after being mailed, (iii) if delivered by overnight courier or similar service, upon delivery, or (iv) if given by telecopy, upon receipt of confirmation of transmission by telecopy; in each case to the recipient party, at the following addresses:

                  (a)  If to Shareholder, to:

                       PE Corporation (NY)

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

                            Celera Genomics Group
                            45 West Gude Drive
                            Rockville, Maryland 20850
                            Facsimile: (240) 453-4000
                            Telephone: (240) 453-3000
                            Attention: President

                            with a copy to:

                            Applera Corporation
                            301 Merritt 7
                            Norwalk, Connecticut 06851
                            Facsimile:  203) 840-2922
                            Telephone: (203) 840-2000
                            Attention: Secretary

                        (b) If to the Company, to:

                            Paradigm Genetics, Inc.
                            104 Alexander Drive
                            Administrative Bldg. #6
                            Research Triangle Park,
                            North Carolina 27709
                            Facsimile: (919) 485-2012
                            Telephone: (919) 544-5578
                            Attention: President and General Counsel

                            with a copy to:
                            ---------------

                            Mintz, Levin, Cohn, Ferreis, Glovsky and Popeo, P.C. One Financial Center
                            Boston, MA 02111
                            Facsimile: (617) 542-2241
                            Attention: Jeffrey Wiesen, Esq. And Neil
                                       Aronson, Esq.


                        (c) If to any Holder other than Shareholder, to such Holder's address as set forth on such Holder's signature page to this Agreement.

Any party may change its address for purposes of this Section 7.07 by notice to the others of such change in the manner specified above. If any such notices or other communications would otherwise be deemed given on a day which is not a business day, the delivery shall be deemed to have occurred the first business day following such day.

               Section 7.08 Entire Agreement. This Agreement constitutes the
                            ----------------
entire and sole agreement and understanding between the parties hereto with respect to the subject matter hereof

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

and supersedes any prior or contemporaneous understanding, agreements, representations or warranties, whether oral or written, with respect to the subject matter hereof.

               Section 7.09 Severability Any provision of this Agreement which
                            ------------
may be determined by any court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Moreover, if any one or more provisions contained in this Agreement shall for any reason be held by any court of competent jurisdiction to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

               Section 7.10 Time. Subject to any required notice and the lapse
                            ----
of any applicable cure periods, time is of the essence of this Agreement with respect to each and every provision of this Agreement in which time is specifically expressed to be a factor.

               Section 7.11 Modification, Amendment, Waiver. No modification or
                            -------------------------------
amendment of any provision of this Agreement shall be effective unless approved in writing by the parties to the Agreement. No party shall be deemed to have waived compliance by any other party with any provision of this Agreement unless such waiver is in writing, and the failure of any party at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the rights of any party thereafter to enforce such provisions in accordance with their terms. No waiver of any provision of this Agreement shall be deemed to be a waiver of any other provision of this Agreement. No waiver of any breach of any provision of this Agreement shall be deemed the waiver of any subsequent breach thereof or of any other provision of this Agreement. The foregoing notwithstanding, if at any time there shall be more than one Holder entitled to the benefits of this Agreement, any modification or amendment of this Agreement or waiver of any provision of this Agreement approved by Holders holding a majority of Registrable Securities shall be binding on all Holders, provided that no Holder shall be bound by any amendment, modification or waiver which does not apply to all Holders or which adversely affects the rights of such Holder in a manner which differs from, or to an extent greater than, the effect on any other Holder (unless such difference or greater extent is solely a result of the relative number of Registrable Securities held by such Holder).

               Section 7.12 Counterparts. This Agreement may be executed in any
                            ------------
number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts will be deemed to be an original, shall be construed together and shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     PE CORPORATION (NY) acting through its
                                     CELERA GENOMICS GROUP

                                     By: /s/ Peter Barrett
                                        -------------------------------------
                                         Name:
                                         Title:



                                     PARADIGM GENETICS, INC.

                                     By: /s/ John A. Ryals
                                        -------------------------------------
                                         Name:
                                         Title:

TRA 1601411v1

                                      -12-